TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Moderate Growth ETF Portfolio, TOPS® Managed Risk Growth ETF Portfolio

(each a “Portfolio” and together, the “Managed Risk Portfolios”)

Class 1 Shares

Class 2 Shares

Class 3 Shares

Class 4 Shares

Investor Class shares

Supplement dated July 7, 2020

to the Prospectus dated May 1, 2020

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The Prospectus disclosure regarding each Managed Risk Portfolio’s ability to hire sub-advisers without shareholder approval under the headings Principal Investment Strategies and Management are respectively clarified to reflect the following information:

The Portfolio and the Adviser have received an order from the SEC that allows the adviser to hire a new sub-adviser or sub-advisers without shareholder approval (operation of the Portfolio in this manner is referred to as a “manager of manager’s structure”). In accordance with the terms of the order, the Fund will not rely on the order until a majority of the Fund’s outstanding voting securities have approved the manager of managers structure. The Managed Risk Portfolios’ have not obtained such shareholder approval and currently do not rely on the order.

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This Supplement, and the Prospectus and Statement of Additional Information both dated May 1, 2020, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-572-5945.